Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:              Leslie Hunziker                                                                                                         Richard Broome

Hertz Investor Relations                                                            Hertz Media Relations

(201) 307-2337                                                                                                           (201) 307-2486

lhunziker@hertz.com                                                                            rbroome@hertz.com

HERTZ GLOBAL HOLDINGS ANNOUNCES PRICING OF $250 MILLION PRIVATE OFFERING OF SENIOR NOTES BY THE HERTZ CORPORATION

PARK RIDGE, NJ, March 14, 2013 /PRNewswire/ — Hertz Global Holdings, Inc. (NYSE:HTZ) (the “Company”) announced today that its wholly-owned subsidiary, The Hertz Corporation (“Hertz”), has entered into an agreement to sell $250 million aggregate principal amount of 4.250% Senior Notes due 2018 (the “Notes”) in a private offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offering is expected to close on or about March 28, 2013, subject to customary closing conditions.

The Notes will pay interest semi-annually in arrears. The Notes will be guaranteed on a senior unsecured basis by the domestic subsidiaries of Hertz that guarantee its senior credit facilities from time to time.

Hertz intends to use the net proceeds from the issuance of the Notes to replenish a portion of its liquidity after having dividended approximately $467.2 million in available liquidity to the Company, which the Company used to repurchase approximately 23 million of the approximately 60 million shares of the Company’s common stock sold in an offering by certain of the Company’s stockholders on March 12, 2013.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes (and the guarantees of the Notes) or any other securities, nor will there be any sale of the Notes or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Notes (and the guarantees of the Notes) will be issued in reliance on the exemption from the registration requirements provided by Rule 144A under the Securities Act and, outside of the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. None of the Notes and such guarantees have been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

ABOUT THE COMPANY

Hertz operates its car rental business through the Hertz, Dollar and Thrifty brands from approximately 10,270 corporate, licensee and franchisee locations in North America, Europe, Latin America, Asia, Australia, Africa, the Middle East and New Zealand. Hertz is the largest worldwide airport general use car rental brand, operating from approximately 8,860 corporate and licensee locations in approximately 150 countries.  Our Dollar and Thrifty brands have approximately 1,410 corporate and franchisee locations in 83 countries. Our Hertz brand name is one of the most recognized in the world, signifying leadership in quality rental services and products. We are one of the only car rental companies that has an extensive network of company-operated rental locations both in the United States and in all major European markets. We believe that we maintain the leading airport car rental brand market share, by overall reported revenues, in the United States and at 120 major airports in Europe where we have company-operated locations and where data regarding car rental concessionaire activity is available. We believe that we also maintain the second largest market share, by overall reported revenues, in the off-airport car rental market in the United States. In our equipment rental business segment, we rent equipment through approximately 340 branches in the United States, Canada, France, Spain, China and Saudi Arabia, as well as through our international licensees. We and our predecessors have been in the car rental business since 1918 and in the equipment rental business since 1965. We also own Donlen Corporation, based in Northbrook, Illinois, which is a leader in providing fleet leasing and management services.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” Examples of forward-looking statements include information concerning our liquidity and its possible or assumed future results of operations, including descriptions of its business strategy.  These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. You should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions.  Many factors could affect our actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements, due to a variety of important factors, both positive and negative.

Among other items, such factors could include: our ability to integrate the car rental operations of Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”) and realize operational efficiencies from the acquisition of Dollar Thrifty; the operational and profitability impact of divestitures that we agreed to undertake to secure regulatory approval for the acquisition of Dollar Thrifty; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the impact of pending and future U.S. governmental action to address budget deficits through reductions in spending and similar austerity measures, which could materially adversely affect unemployment rates and consumer spending levels; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size and mix of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The Company therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.